American Beacon The London Company Income Equity Fund

Supplement dated October 23, 2024 to the

Prospectus and Summary Prospectus,

each dated January 1, 2024, as previously amended or supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of the American Beacon Funds has approved a change to the non-fundamental policy of the American Beacon The London Company Income Equity Fund (the “Fund”) with respect to the investment of at least 80% of its net assets (plus the amount of any borrowings for investment purposes), effective January 1, 2025. The revised policy clarifies that equity and equity-related investments must be income-producing to be considered compliant with the 80% policy. Therefore, effective January 1, 2025, the following changes are made to the Fund’s Prospectus and Summary Prospectus, as applicable:

A.	On page 11 of the Prospectus and page 2 of the Summary Prospectus, under the heading “Fund Summaries – American Beacon The London Company Income Equity Fund - Principal Investment Strategies,” the section is deleted in its entirety and replaced with the following:

Under normal market circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, are invested in income-producing equity and equity-related investments. The Fund’s investments in equity and equity-related investments include U.S. common stocks, American Depositary Receipts (“ADRs”), U.S. dollar-denominated foreign stocks traded on U.S. exchanges, preferred stocks, and real estate investment trusts (“REITs”). An income-producing investment is one that has issued dividend income to investors within the past year.

The Fund’s investment sub-advisor, The London Company of Virginia, LLC (“The London Company”), emphasizes investments in profitable, financially stable, core companies that focus on generating high dividend income, are run by shareholder-oriented management with strong corporate governance practices and trade at reasonable valuations relative to their peers and market, which may include investments in growth companies. The London Company also seeks companies with high return on capital, consistent free cash flow generation, predictability and stability. The London Company employs an investment process with bottom-up, fundamental analysis and follows a strict sell discipline.

The Fund may invest in large- and mid-capitalization companies and will typically hold 30 to 40 issuers. The Fund may invest cash balances in other investment companies, including a government money market fund advised by the Manager, with respect to which the Manager also earns a management fee. The Fund also may purchase and sell equity index futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions.

B.	On page 16 of the Prospectus, under the heading “Additional Information About the Funds - Additional Information About Investment Policies and Strategies – 80% Investment Policies,” the second bulleted sentence is deleted and replaced with the following:

The American Beacon The London Company Income Equity Fund has a non-fundamental policy to invest under normal market circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income-producing equity and equity-related investments.

******************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TLC-20241023